                                                                    EXHIBIT 10.1

                     FORM OF RECEIVABLES PURCHASE AGREEMENT

                             Dated as of [ ], 200[ ]

                                     between

                          Bond Securitization, L.L.C.,

                                   as Company

                                       and

                                 [SELLER NAME],

                                    as Seller

                         [ ] AUTO OWNER TRUST 200[ ]-[ ]

      RECEIVABLES PURCHASE AGREEMENT, dated as of _______, 200[ ], by and between [SELLER NAME], a _________ corporation (the "Seller"), and Bond
Securitization, L.L.C., a Delaware limited liability company the ("Company").

                              W I T N E S S E T H:

      WHEREAS, the Company desires to purchase the Receivables (hereinafter defined) from Seller;

      WHEREAS, the Seller desires to sell and assign the Receivables to the
Company upon the terms and conditions hereinafter set forth;

      WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by the Company to the Trust (hereinafter defined) in connection with the issuance of certain Certificates [and certain Notes]; and

      WHEREAS, the Seller agrees that all covenants and agreements made by the
Seller herein with respect to the Receivables shall also be for the benefit of the Trustee (hereinafter defined) and all beneficiaries of the Trust, including the holders of the Certificates [and the Notes].

      NOW, THEREFORE, it is hereby agreed by and between the Company and the
Seller as follows:

                                   ARTICLE I.

                                  DEFINITIONS

      SECTION 1.01    Definitions. All capitalized terms used herein or in any
certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the [Pooling][Sale] and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

      "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

      "Closing Date" shall mean _____________ __, 200__.

      "Company" shall mean Bond Securitization, L.L.C., a Delaware limited liability company.

      "Conveyance" shall have the meaning specified in subsection 2.01(a).

      "Conveyance Papers" shall have the meaning specified in subsection
4.01(c).

      "Cutoff Date" means _____________________________.

      "Debtor Relief Laws" shall mean (i) the Bankruptcy Code in the United
States of America and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshaling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

      ["Indenture" shall mean the Indenture dated as of [___________], 200[ ], between the Trust, as Issuer, and the Indenture Trustee.] "Insolvency Event"
shall have the meaning specified in Section 8.02. ["Indenture Trustee" shall have the meaning set forth in the Indenture.]

      "Obligor" shall mean, with respect to each Receivable, the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

      ["Pooling and Servicing Agreement" shall mean the Pooling and Servicing
Agreement, dated as of [ ], 200[ ], among [Servicer Name], as servicer, the
Company, as depositor and the Trustee, and all amendments and supplements thereto.]

      "Purchase Price" shall have the meaning set forth in Section 3.01.

      "Purchased Assets" shall have the meaning set forth in Section 2.01.

      "Receivables" shall mean Receivables as defined in the [Pooling][Sale] and
Servicing Agreement, existing or created after the Cut Off Date.

      "Repurchase Price" means the amount, as of the close of business on the last day of a Collection Period, required to prepay a Receivable in full under the terms thereof, including interest to the end of the month of purchase.

      "Sale and Servicing Agreement" shall mean the Sale and Servicing
Agreement, dated as of [ ], 200[ ], among the Trust, as issuer, the Company and
________________________, as Servicer.

      "Seller" shall mean [Seller Name], a [______________] corporation and its successors and permitted assigns.

      "Trust" shall mean the trust created by [the Pooling and Servicing
Agreement] [Trust Agreement].

      "Trust Agreement" shall mean the Trust Agreement, dated as of [ ], 200[ ], between the Company and the Trustee.

      "Trustee" shall mean [Trustee Name], a [_____________] banking corporation, the institution executing the [Pooling and Servicing
Agreement][Trust Agreement] as, and acting in the capacity of Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the [Pooling and Servicing Agreement] [Trust Agreement].

                                        2

      SECTION 1.02     Other Definitional Provisions.

      (a)   All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

      (b)   The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this
Agreement as a whole and not to any particular provision of this Agreement; and
Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this
Agreement unless otherwise specified.

      (c)   All determinations of the principal balance of Receivables, and of any collections thereof, shall be made in accordance with the [Pooling] [Sale]
and Servicing Agreement.

                                   ARTICLE II.

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

      SECTION 2.01     Purchase.

      (a)   By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Company (collectively, the "Conveyance"), without recourse except as provided herein, all its right, title and interest in, to and under the following (the "Purchased Assets"):

            (i)     the Receivables and all moneys due thereon on or after the
      Cutoff Date, in the case of Precomputed Receivables, or all moneys received thereon on and after the Cutoff Date, in the case of Simple
      Interest Receivables;

            (ii)    the security interests in the Financed Vehicles granted by
      Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

            (iii)   any proceeds with respect to the Receivables from claims on any physical damage, theft, credit life or disability insurance policies covering Financed Vehicles or Obligors;

            (iv)    any Financed Vehicle that shall have secured any such
      Initial Receivable and shall have been acquired by or on behalf of the
      Seller, the Servicer or the Trust;

            (v)     all other assets comprising the estate of the Trust; and

            (vi)    the proceeds of any and all of the foregoing.

      (b)   In connection with such Conveyance, the Seller agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables meeting the requirements

                                        3

of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such
Purchased Assets from the Seller to the Company, (ii) that such financing statements shall name the Seller, as seller, and the Company, as purchaser, of the Receivables and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to the Company as soon as is practicable after filing.

      (c)   In connection with such Conveyance, the Seller further agrees that it will, at its own expense, (i) on or prior to the Closing Date indicate in its computer files that the Receivables have been conveyed to the Company in accordance with this Agreement and have been conveyed by the Company to the
Trustee pursuant to the [Pooling and Servicing] [Trust] Agreement for the
benefit of the Certificateholders [and the Noteholders] and (ii) on or prior to the Closing Date deliver to the Company a computer file or microfiche list containing a true and complete list of the Receivables specifying for each
Receivable, as of the Cutoff Date, (A) its account number, (B) the aggregate amount outstanding on such Receivable. Such file or list shall be marked as
Schedule I to this Agreement, shall be delivered to the Company, and is hereby incorporated into and made a part of this Agreement. The Seller further agrees not to alter the indication referenced in clause (i) of this paragraph with respect to any Receivable during the term of this Agreement.

      (d)   The parties hereto intend that the conveyance of the Seller's right, title and interest in and to the Receivables shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Seller to the Company. It is the intention of the parties hereto that the arrangements with respect to the Receivables shall constitute a purchase and sale of such Receivables and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted and does hereby grant to the Company a first priority perfected security interest, whether now owned or hereafter acquired, in all of the Seller's right, title and interest in, to and under the Receivables and other Purchased Assets to secure the rights of the Company hereunder and the obligations of the Seller hereunder.

                                  ARTICLE III.

                            CONSIDERATION AND PAYMENT

      SECTION 3.01     Purchase Price. The "Purchase Price" for the Receivables
conveyed to the Company under this Agreement shall be payable on the Closing
Date and shall be an amount equal to [100% of the aggregate balance of
Receivables so conveyed, adjusted to reflect such factors as the Seller and the
Company mutually agree will result in a Purchase Price determined to be the fair market value of such Receivables].

                                        4

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.01     Representations and Warranties of the Seller Relating to
the Seller. The Seller hereby represents and warrants to, and agrees with the
Company as of the Closing Date that:

      (a)   Organization and Good Standing. The Seller is duly organized and validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own and sell the
Receivables.

      (b)   Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

      (c)   Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the
Seller has full power and authority to sell and assign the property to be sold and assigned to the Company and deposited with the Trustee as part of the Trust, and the Seller shall have duly authorized such sale and assignment to the Seller by all necessary corporate action; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Seller by all necessary corporate action.

      (d)   Binding Obligation. This Agreement when executed and delivered by the Seller shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity
(whether applied in a proceeding at law or in equity).

      (e)   No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller or any material term of any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to this Agreement); or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

      (f)   No Proceedings. There are no proceedings or investigations pending or, to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (1) asserting the invalidity of this Agreement; (2) seeking to prevent the issuance of the Certificates

                                        5

or the consummation of any of the transactions contemplated by this Agreement;
(3) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement; or (4) relating to the Seller and that might materially and adversely affect the federal income tax attributes of the
Certificates [or the Notes].

      (g)   Corporate Existence. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. The representations and warranties set forth in this Section 4.01 shall survive the transfer and assignment of the Receivables to the Company. Upon discovery by the
Seller or the Company of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party and the Trustee within three Business Days following such discovery.

      SECTION 4.02     Representations and Warranties of the Seller Relating to
the Agreement and the Receivables.

      (a)   Representations and Warranties. The Seller hereby represents and warrants to the Company as of the date of this Agreement and as of the Closing
Date that:

            (i)     Characteristics of Receivables. Each Receivable (1) was
      originated by the Seller or acquired from a motor vehicle dealer or another financial institution by the Seller in the ordinary course of the
      Seller's business, (2) has created a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed
      Vehicle, which security interest is assignable by the Seller and the
      Company, (3) contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (4)
      provides for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payments) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, and (5) in the case of a Precomputed Receivable, in the event that such contract is prepaid, provides for a prepayment that fully pays the Principal Balance and includes accrued but unpaid interest through the date of prepayment at the Annual Percentage Rate.

            (ii)    Schedule of Receivables. The information set forth in
      Schedule I to this Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Certificateholders were utilized in selecting the Receivables. The computer tape or other listing regarding the Receivables made available to the Trustee is true and correct in all material respects as of the Cutoff Date.

            (iii)   Compliance with Law. Each Receivable and the sale of the
      Financed Vehicle complied in all material respects at the time it was originated or made and at the

                                        6

      execution of this Agreement with all requirements of applicable federal, state and local laws and regulations thereunder, including, without limitation, usury laws, the Federal Truth- in-Lending Act, the Equal
      Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt
      Collection Practices Act, the Federal Trade Commission Act, the
      Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and
      Z, and State adaptations of the National Consumer Act and of the Uniform
      Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

            (iv)    Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

            (v)     No Government Obligor. None of the Receivables is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

            (vi)    Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof to the Trustee, each Receivable shall be secured by a validly perfected first security interest in the
      Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first security interest in the Financed Vehicle in favor of the Seller as secured party.

            (vii)   Receivables in Force. No Receivable has been satisfied,
      subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

            (viii)  No Waiver. No provision of a Receivable has been waived in such a manner that the Receivable fails to meet any other representation or warranty of the Seller with respect thereto.

            (ix)    No Amendments. No Receivable shall have been amended such
      that the amount of the Obligor's Scheduled Payments shall have been increased except for increases resulting from the inclusion of any premiums for forced placed physical damage insurance covering the Financed
      Vehicle.

            (x)     No Defenses. No facts are known to the Seller that would
      give rise to any right of rescission, setoff, counterclaim or defense, nor shall the same have been asserted or threatened, with respect to any
      Receivable.

            (xi)    No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor or materials relating to a Financed
      Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                                        7

            (xii)   No Default. No Receivable has a payment that is more than 90 days overdue as of the related Cutoff Date and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived and shall not waive any of the foregoing.

            (xiii)  Insurance. The Seller, in accordance with its customary procedures, has determined that the Obligor has obtained physical damage insurance covering the Financed Vehicle and under the terms of the
      Receivable the Obligor is required to maintain such insurance.

            (xiv)   Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Company and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a petition of receivership by or against the Seller. No
      Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Seller. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable conveyed by it hereunder to the Seller, free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Company shall have good and marketable title to each such
      Receivable, free and clear of all Liens and rights of others; and the transfer of the Receivables to the Company has been perfected under the
      UCC.

            (xv)    Lawful Assignment. No Receivable was originated in, or is
      subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement shall be unlawful, void or voidable.

            (xvi)   All Filings Made. All filings (including UCC filings)
      necessary in any jurisdictions to give the Trustee a first perfected ownership interest in the Receivables shall have been made.

            (xvii)  One Original. There shall be only one original executed copy of each Receivable.

            (xviii) Scheduled Payments. (1) No Receivable has a payment that is more than 90 days overdue as of the related Cutoff Date and (2) no
      Receivable has a final scheduled payment date that is later than the Final
      Scheduled Maturity Date.

            (xix)   Location of Receivable Files. The Receivable Files are kept at one or more of the locations listed in Schedule II.

            (xx)    No Bankruptcies. No Obligor on any Receivable as of the
      Cutoff Date was noted in the related Receivable File as having filed for bankruptcy.

            (xxi)   No Repossessions. No Financed Vehicle securing any
      Receivable is in repossession status.

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            (xxii)  Maturity of Receivables. The weighted average remaining term of the Initial Receivables as of the Initial Cutoff Date is __________
      months.

            (xxiii) Financing. Approximately ___% of the aggregate principal balance of the Receivables, constituting ___% of the number of Receivables as of the Cutoff Date, represents financing of new vehicles and the remainder of the Receivables represents financing of used vehicles; and
      approximately ___% of the aggregate principal balance of the Receivables as of the Cutoff Date represent Precomputed Receivables and the remainder of the Receivables represent Simple Interest Receivables. The aggregate
      Principal Balance of the Receivables as of the Cutoff Date is $_________.

            (xxiv)  Chattel Paper. Each Receivable constitutes "chattel paper"
      under the UCC.

            (xxv)   APR. The weighted average Annual Percentage Rate of the
      Receivables as of the Cutoff Date is approximately ___%.

      (b)   Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the Receivables to the Company. Upon discovery by either the Seller or the Company of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party and the Trustee promptly upon such discovery. The Seller hereby acknowledges that the Company intends to rely on the representations hereunder in connection with representations made by the Company to secured parties, assignees or subsequent transferees including but not limited to transfers made by the Company to the
Trust pursuant to the [Pooling] [Sale] and Servicing Agreement.

      SECTION 4.03     Representations and Warranties of the Company. As of the
Closing Date, the Company hereby represents and warrants to, and agrees with, the Seller that:

      (a)   Organization and Good Standing. The Company is duly organized and validly existing as a limited liability company in good standing under the laws of the jurisdiction of its formation, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the limited liability company power, authority and legal right to purchase, acquire and own the Receivables.

      (b)   Due Qualification. The Company is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

      (c)   Power and Authority. The Company has the limited liability company power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Company by all necessary limited liability company action.

                                        9

      (d)   Binding Obligation. This Agreement when executed and delivered by the Company shall constitute a legal, valid and binding obligation of the
Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

      (e)   No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of the Company or any material term of any indenture, agreement or other instrument to which the Company is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to this Agreement); or violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

      (f)   No Proceedings. There are no proceedings or investigations pending or, to the Company's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (1) asserting the invalidity of this Agreement; (2) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (3)
seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement; or (4) relating to the Company and that might materially and adversely affect the federal income tax attributes of the
Certificates.

      (g)   Corporate Existence. During the term of this Agreement, the Company will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. The representations and warranties set forth in this Section 4.03 shall survive the Conveyance of the Receivables to the Company. Upon discovery by the
Company or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

                                   ARTICLE V.

                                   COVENANTS

      SECTION 5.01     Covenants of the Seller.  The Seller hereby covenants and
agrees with the Company as follows:

      (a)   Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with the

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Company's ownership of the Receivables or grant, create, incur, assume or suffer to exist any Lien on, any Receivable, whether now existing or hereafter created, or any interest therein, and the Seller shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of the Company in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

      (b)   Delivery of Collections or Recoveries. In the event that the Seller receives any collections or recoveries relating to the Receivables, the Seller agrees to pay to the Company (or to the Servicer if the Company so directs) all such amounts as soon as practicable after receipt thereof.

      (c)   Notice of Liens. The Seller shall notify the Company promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder under the [Pooling] [Sale] and Servicing Agreement.

      (d)   Documentation of Transfer. The Seller shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the
Purchased Assets to the Company.

                                   ARTICLE VI.

                              REPURCHASE OBLIGATION

      SECTION 6.01     Repurchase Upon Breach. In the event any representation
or warranty under Section 4.02(a) is not true and correct in any material respect as of the date specified therein with respect to any Receivable, unless any such breach is cured in all material respects by the last day of the second
Collection Period following the discovery thereof, the Seller shall be obligated to repurchase, as of such last day (or, at the Company's option, the last day of the first Collection Period following such discovery), any Receivable conveyed by it to the Company if (in the reasonable opinion of the Company) the interest of the Trust in such Receivable is materially and adversely affected by such breach. In consideration of the repurchase of any such Receivable, the Seller shall remit the Repurchase Amount to or upon the order of the Company. The
Company shall execute such documents and instruments of transfer or assignment and take such other action as shall reasonably be requested by the Seller to effect the conveyance of Receivables pursuant to this section.

                                  ARTICLE VII.

                              CONDITIONS PRECEDENT

      SECTION 7.01     Conditions to the Company's Obligations. The obligations
of the Company to purchase the Receivables on the Closing Date shall be subject to the satisfaction of the following conditions:

      (a)   All representations and warranties of the Seller contained in this
Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

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      (b)   All information concerning the Receivables provided to the Company shall be true and correct as of the Cutoff Date in all material respects;

      (c)   The Seller shall have (i) delivered to the Company a computer file or microfiche list containing a true and complete list of all Receivables identified by account number and by balance as of the Cutoff Date and (ii)
performed all other obligations required to be performed by the provisions of this Agreement;

      (d)   The Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables for the transfer of accounts and general intangibles (each as defined in Section 9-102 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdiction as would be necessary to perfect the sale of and security interest in the
Receivables from the Seller to the Company, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the
Company;

      (e)   On or before the Closing Date, the Company and the Trustee shall have entered into the [Pooling and Servicing Agreement] [Sale and Servicing
Agreement and Trust Agreement] and the closing under such agreement[s] shall take place simultaneously with the closing hereunder; and

      (f)   All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Company, and the Company shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Company may reasonably have requested.

      SECTION 7.02     Conditions Precedent to the Seller's Obligations. The
obligations of the Seller to sell the Receivables on the Closing Date shall be subject to the satisfaction of the following conditions:

      (a)   All representations and warranties of the Company contained in this
Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

      (b)   Payment or provision for payment of the Purchase Price in accordance with Section 3.01 hereof shall have been made; and

      (c)   All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Company copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

                                       12

                                  ARTICLE VIII.

                          TERM AND PURCHASE TERMINATION

      SECTION 8.01     Term. This Agreement shall commence as of the date of
execution and delivery hereof and shall continue until the termination of the
Trust as provided in the [Pooling and Servicing] [Trust] Agreement.

      SECTION 8.02     Termination. If the Seller shall fail generally to, or
admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Seller in an involuntary case under any Debtors Relief law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of the Seller or for any substantial part of the Seller's property, or for the winding-up or liquidation of the Seller's affairs and, if instituted against the Seller, any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or if the Seller shall commence a voluntary case under any Debtor Relief Law, or if the Seller shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief
Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or the Seller or any subsidiary of the Seller shall have taken any corporate action in furtherance of any of the foregoing actions (each an "Insolvency Event"); then the Seller shall give notice to the Company and the Trustee of such Insolvency Event.
Notwithstanding any such notice, Receivables transferred to the Company prior to the occurrence of such event and collections in respect of such Receivables and accrued in respect of such Receivables, shall continue to be the property of the
Company available for transfer by the Company to the Trust pursuant to the
[Pooling] [Sale] and Servicing Agreement.

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

      SECTION 9.01     Amendment. This Agreement and any Conveyance Papers and
the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Company and the Seller in accordance with this Section 9.01. This Agreement and any Conveyance Papers may
be amended from time to time by the Company and the Seller (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance
Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers,
(iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of the Seller or the Company; provided, however, that no amendment pursuant to clause (v) of this Section 9.01 shall be effective unless the Seller and the Company have been notified in writing that the Rating
Agency Condition has been satisfied; provided, further, that such action shall not (as evidenced by an Opinion of Counsel delivered to the Trustee) adversely affect in any material respect the interests

                                       13

of the Trustee [or] [,] the Certificateholders [or the Noteholders], unless the
Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement.
A copy of any amendment to this Agreement shall be sent to the Rating Agency.

      SECTION 9.02     Governing Law. THIS AGREEMENT AND THE CONVEYANCE PAPERS
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

      SECTION 9.03     Notices. All demands, notices and communications
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to

      (a)   in the case of the Seller:

      Attention: _________________________
      Facsimile No.: _________________________;

      (b)   in the case of the Company:

      [Bond Securitization, L.L.C.]
      [______________
      ___________________]
      Attention: [ ]
      Facsimile No.: _________________________;

      (c)   in the case of the Trustee:

      Attention: _________________________
      Facsimile No.: _________________________;

or, as to each party, at such other address as shall be designated by such party in written notice to each other party.

      SECTION 9.04     Severability of Provisions. If any one or more of the
covenants, agreements, provisions or terms of this Agreement or any Conveyance
Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance
Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

      SECTION 9.05     Assignment. Notwithstanding anything to the contrary
contained herein, other than the Company's assignment of its rights, title, and interest in, to, and under this Agreement to the Trustee for the benefit of the beneficiaries of the Trust, including the Certificateholders [and the
Noteholders] as contemplated by the [Pooling and Servicing Agreement] [Trust
Agreement and the Indenture] and Section 9.06 hereof, this Agreement and

                                       14

all other Conveyance Papers may not be assigned by the parties hereto; provided, however, that the Seller shall have the right to assign its rights, title and interests, in, to and under this Agreement to (i) any successor by merger assuming this Agreement (ii) to any affiliate owned directly or indirectly by the Company which assumes the obligations of this Agreement or (iii) to any entity that assumes this Agreement provided that the Rating Agency has advised the Company and the Seller that the Rating Agency Condition has been satisfied.

      SECTION 9.06     Acknowledgment and Agreement of the Seller. By execution
below, the Seller expressly acknowledges and agrees that all of the Company's right, title, and interest in, to, and under this Agreement, including, without limitation, all of the Company's right, title, and interest in and to the
Receivables purchased pursuant to this Agreement, shall be assigned by the
Company to the Trustee for the benefit of the beneficiaries of the Trust, including the Certificateholders [and the Noteholders], and the Seller consents to such assignment. The Seller further agrees that notwithstanding any claim, counterclaim, right or setoff or defense which it may have against the Company, due to a breach by the Company of this Agreement or for any other reason, and notwithstanding the bankruptcy of the Company or any other event whatsoever, the
Seller's sole remedy shall be a claim against the Company for money damages and, then only to the extent of funds received by the Company pursuant to the
[Pooling] [Sale] and Servicing Agreement, and in no event shall the Seller assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by Certificateholders of collections with respect to the Receivables. Additionally, the Seller agrees for the benefit of the Trustee that any amounts payable by the Seller to the Company hereunder which are to be paid by the Company to the Trustee for the benefit of the Certificateholders [and the Noteholders] shall be paid by the Seller, on behalf of the Company, directly to the Trustee.

      SECTION 9.07     Further Assurances. The Company and the Seller agree to
do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party or the
Trustee more fully to effect the purposes of this Agreement and the Conveyance
Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

      SECTION 9.08     No Waiver; Cumulative Remedies. No failure to exercise
and no delay in exercising, on the part of the Company or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, powers or privilege. Subject to Section 9.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 9.09     Counterparts. This Agreement and all Conveyance Papers
may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                                       15

      SECTION 9.10     Binding; Third-Party Beneficiaries. This Agreement and
the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The
Trustee shall be considered a third-party beneficiary of this Agreement.

      SECTION 9.11     Merger and Integration. Except as specifically stated
otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and
Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

      SECTION 9.12     Headings. The headings are for purposes of reference only
and shall not otherwise affect the meaning or interpretation of any provision hereof.

      SECTION 9.13     Schedules and Exhibits. The schedules and exhibits
attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

      SECTION 9.14     Survival of Representations and Warranties. All
representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by the Company to the Trustee pursuant to the [Pooling] [Sale] and Servicing Agreement.

      SECTION 9.15     Nonpetition Covenant. Notwithstanding any prior
termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of its property or ordering the winding-up or liquidation or the affairs of the
Company.

      IN WITNESS WHEREOF, the Company and the Seller have caused this
Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  [SELLER NAME]

                                  By: ___________________________________
                                  Name:
                                  Title:

                                       16

                                  Bond Securitization, L.L.C., as Company

                                  By: ___________________________________
                                  Name:
                                  Title:

                                       17

                                   Schedule I

                                LIST OF ACCOUNTS

                        DEEMED INCORPORATED BY REFERENCE